Equitable Financial Life Insurance Company

Supplement dated November 20, 2024, to the current statutory prospectus, initial summary prospectus and updating summary prospectus for American Dental Association Members Retirement Program (“ADA”)

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectus, initial summary prospectus, and updating summary prospectus (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Substitution of Underlying Portfolio Shares

On or about January 24, 2025 (the “Substitution Date”), pursuant to the terms of your variable annuity contract, shares of the Replacement Portfolios listed in the table below will be substituted for shares of the corresponding Removed Portfolios at relative net asset value. The Removed Portfolios currently serve as underlying Portfolios for a variable investment option. The Replacement Portfolios also currently serve as underlying Portfolios for a variable investment option.

At the time of the substitution, any account value allocated to the variable investment option investing in the Removed Portfolios will automatically be transferred to the variable investment option investing in the Replacement Portfolios. We will automatically direct any subsequent contributions, allocation elections, rebalancing or other transaction involving variable investment option investing in the Removed Portfolios to the variable investment option investing in the Replacement Portfolios.

Until the substitution occurs, the variable investment option that invests in the Removed Portfolios will be available for investment. You may continue to transfer your account value among the investment options prior to the substitution, as usual, including choosing to transfer your account value in the impacted variable investment option to other investment options under your contract. Once the substitution occurs, the variable investment option that invests in the Removed Portfolios will no longer be available for investment.

Note: We will not exercise any rights reserved by us under the contract to impose additional restrictions on transfers until at least 30 days after the Substitution Date, and any transfers out of the variable investment option investing in the Replacement Portfolios during the 30-day period following the Substitution Date will not count against any limited number of transfers or a limited number of transfers permitted without a transfer charge, as applicable. Please contact the customer service center referenced in your Prospectus for more information about your variable investment options and for information on how to transfer your account value.

The Removed Portfolios and corresponding Replacement Portfolios are:

Removed Portfolio		Replacement Portfolio

1290 Retirement 2020	will be substituted for:	American Funds® IS 2020 Target Date Fund

1290 Retirement 2025	will be substituted for:	American Funds® IS 2025 Target Date Fund

1290 Retirement 2030	will be substituted for:	American Funds® IS 2030 Target Date Fund

1290 Retirement 2035	will be substituted for:	American Funds® IS 2035 Target Date Fund

1290 Retirement 2040	will be substituted for:	American Funds® IS 2040 Target Date Fund

1290 Retirement 2045	will be substituted for:	American Funds® IS 2045 Target Date Fund

1290 Retirement 2050	will be substituted for:	American Funds® IS 2050 Target Date Fund

1290 Retirement 2055	will be substituted for:	American Funds® IS 2055 Target Date Fund

For some period of time after the substitution occurs, you may still receive correspondence or documents using the corresponding Removed Portfolios name.

Note: You will not bear any of the expenses related to the substitution, and the substitution will have no tax consequences for you.

Catalog No. 800195
New Biz/In-Force	#878602